FUTRONIX, INC.
                                  Balance Sheet
                                 March 31, 2002

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                   ASSETS
CURRENT ASSETS

FG Holding Account                                          26,000
SunTrust Payroll Account                                        29
SunTrust Money Market                                           (1)
SunTrust Operating Account                                      95
Citrus Bank - Operating Acct                              (127,685)
Petty Cash                                                     339
Restricted Cash                                            193,388
Accounts Receivable                                      1,183,412
A/R Advanced                                              (963,780)
Other Receivables                                          (76,906)
Deposits on Purchases                                        4,569
Deferred Expenses                                           55,883
Due from Nevin Jenkins                                          42
Due from Rande Newberry                                         48
Due from Employees                                             790
Payroll Deduction-LifeIns                                       78
Allowance for Bad Debts                                    (55,117)
Payroll Deduction-Dental                                       255
FG Intercompany Receivables                                 61,000
Inventory - Finished Goods                                      73
Inventory - Work in process                                139,877
Inventory - Raw Materials                                  763,333
Inventory - Consumable Items                                17,612
Prepaid Dues                                                90,000
Refundable Bond for Trident                                  5,055
                                                        ----------

TOTAL CURRENT ASSETS                                                  1,318,388

PROPERTY AND EQUIPMENT
Shop Equipment                                           1,527,805
Computer Equipment                                         103,932
Test Equipment                                             130,239
Office Furniture/Equip                                      23,291
Leasehold Improvements                                     206,885
Factory Land Cost                                           25,000
Building & Land                                            809,401
Equipment & Capital Lease                                    1,763
Vehicles                                                    18,319
Accumulated Depreciation                                (1,636,057)
                                                        ----------

TOTAL PROPERTY AND EQUIPMENT                                          1,210,579

Unaudited                                                                Page 1

OTHER ASSETS
Mortgage Loan Costs                                         32,590
                                                       -----------


TOTAL OTHER ASSETS                                          32,590
                                                       -----------

TOTAL ASSETS                                                        $ 2,561,557

          LIABILITIES AND CAPITAL

Current Liabilities
AmSouth Equip - Current                                    200,000
Current Pay't Sales Tax Assess                                 875
Accounts Payable                                           826,292
Accrued Property Taxes                                      19,225
Accrued-vacation & sick                                     12,500
N/P Nations Credit Line                                      4,032
N/P Nations Bank Visa                                        3,986
Loan - Nevin Jenkins                                          (432)
                                                       -----------

TOTAL CURRENT LIABILITIES                                             1,066,478

LONG-TERM LIABILITIES
AmSouth Equip.L/Term                                       200,250
Note Payable - GE Capital                                  719,280
NP-SPORTS RADAR                                             17,278
Note Payable -SunTrust B                                    35,776
Note Payable-SunTrust T                                    165,158
Note Payable- P. Houchin                                    22,912
Intercompany Payable                                        61,000
Note Payable - Sharon Davis                                 91,749
FG Notes Payable                                           122,000
                                                       -----------

TOTAL LONG-TERM LIABILITIES                                           1,435,403
                                                                    -----------

TOTAL LIABILITIES                                                     2,501,880

CAPITAL
Common Stock                                                 9,100
Addit'l Paid-in Capital                                  1,662,026
Retained Earnings                                       (1,970,063)
Net Income                                                 358,614
                                                       -----------

TOTAL CAPITAL                                                            59,677
                                                                    -----------

TOTAL LIABILITIES & CAPITAL                                         $ 2,561,557
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Unaudited                                                                 Page 2
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
                              FUTRONIX GROUP, INC.
                                Income Statement
                     For the One Month Ending March 31, 2002

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
                                   Current Month                  Year to Date
                                   -------------                  ------------
Revenues
Sales                               680,000.00      96.81         1,911,956.15       98.59
Sales-Labor                               0.00       0.00             5,402.00        0.28
Returns & Allowances                (43,494.32)     (6.19)          (58,275.08)      (3.01)
Sales-Parts Invoices                  7,870.08       1.12            19,542.02        1.01
Sales Discount                       (2,135.82)     (0.30)           (5,891.08)      (0.30)
Miscellaneous Income                  8,149.43       1.16             8,172.36        0.42
Services - Engineer & Clerical       17,031.46       2.42            23,356.86        1.20
Gain/Loss on Equip. Sales            35,000.00       4.98            35,000.00        1.80
                                    ----------                    ------------

Total Revenues                      702,420.83     100.00         1,939,263.23      100.00
                                    ----------                    ------------
Cost of Sales
Freight In                           11,315.09       1.61            32,513.66        1.68
Salaries and Wages                  100,471.11      14.30           317,575.22       16.38
Direct Labor Applied                 15,920.48       2.27           (27,790.19)      (1.43)
Shop Materials                       10,225.68       1.46            18,605.97        0.96
Packaging Materials                   3,004.81       0.43             8,546.27        0.44
Plant Manager Salary                  7,367.45       1.05            22,183.37        1.14
Plant Supervisor Salaries            10,540.85       1.50            28,854.59        1.49
Storeroom Salaries                    4,999.26       0.71            19,171.27        0.99
Purchasing Dept. Salaries             9,181.94       1.31            27,236.68        1.40
Janitoral Salaries                      255.33       0.04               255.33        0.01
Quality Control Salaries                 70.44       0.01             8,244.46        0.43
Engineer Salary                       4,212.51       0.60            12,603.37        0.65
Document Control Salaries             3,619.98       0.52            10,641.31        0.55
Contract Services                       406.08       0.06             1,768.61        0.09
Plant Utilities                       5,101.10       0.73            14,751.09        0.76
Propty.& Casualty Insurance               0.00       0.00            11,877.67        0.61
Property Taxes                        3,171.36       0.45             3,171.36        0.16
Equipment Repair & Maint                131.79       0.02               131.79        0.01
Building Repairs & Maint                266.98       0.04               266.98        0.01
Safety Supplies                          53.45       0.01                53.45        0.00
Production Supplies                   1,489.44       0.21             4,334.56        0.22
ISO Audit Expense                       498.07       0.07               996.14        0.05
Hazardous Waste Disposal                414.53       0.06               833.53        0.04
Mfg. Overhead Applied                 5,837.50       0.83           (10,189.74)      (0.53)
Raw Materials - At Standard         294,501.19      41.93           889,499.10       45.87
Manufacturing Over Head                 141.47       0.02           (54,970.72)      (2.83)
                                    ----------                    ------------

Unaudited                                                             Page 1

Total Cost of Sales                 493,197.89         70.21         1,341,165.13         69.16
                                    ----------                      -------------

Gross Profit                        209,222.94         29.79           598,098.10         30.84
                                    ----------                      -------------
Expenses
Salaries-Office                       7,571.19          1.08            26,659.00          1.37
Salaries-Shipping                    10,503.78          1.50            25,732.20          1.33
Salaries-Officers                    20,352.63          2.90            82,919.16          4.28
Amortization                          1,291.74          0.18             1,291.74          0.07
Auto Expense                            961.59          0.14             3,680.19          0.19
LSQ FACTORING WIRE FEE                  224.00          0.03               688.00          0.04
Cash Management Fees                 11,526.29          1.64            32,983.75          1.70
Commissions                           1,965.37          0.28             3,630.31          0.19
Equip Commissions/Expense                 0.00          0.00               200.00          0.01
Computer expense                      1,947.14          0.28             3,227.55          0.17
Contract Computer Support             4,440.00          0.63            10,920.00          0.56
Copier Expense                          821.84          0.12             1,431.46          0.07
Freight-Out                           1,644.15          0.23             3,547.24          0.18
Employee Benefits                    (1,659.73)        (0.24)           (6,478.99)        (0.33)
Employee Appreciation                   383.78          0.05             1,285.34          0.07
Entertainment                         1,154.21          0.16             2,445.08          0.13
Insurance F/Building                  3,024.00          0.43             3,024.00          0.16
Insurance F/Life                        613.00          0.09             1,725.00          0.09
Interest Expense                       (872.88)        (0.12)          (32,855.75)        (1.69)
Janitorial Supplies                      16.42          0.00               729.94          0.04
Non Recurring Expense                   332.92          0.05             4,358.92          0.22
Professional Fees                    24,368.23          3.47            29,687.06          1.53
Lawn Maintenance                         43.10          0.01               163.10          0.01
Marketing & Sales Consult                 0.00          0.00               858.25          0.04
Office Expense                        1,705.98          0.24             3,897.39          0.20
Postage                                   4.17          0.00                 8.86          0.00
Property Taxes                        4,407.49          0.63             4,407.49          0.23
Rent Expense                          1,373.86          0.20             4,121.58          0.21
Repairs & Maintenance                   396.49          0.06             5,426.37          0.28
Sales Tax                                99.48          0.01               207.07          0.01
Telephone                             3,977.08          0.57             5,819.04          0.30
Travel Expense - Other               10,065.36          1.43            12,049.32          0.62
Utilities Expense                       565.83          0.08               565.83          0.03
Waste Disposal Service                  394.55          0.06             1,128.61          0.06
                                    ----------                      -------------

Total Expenses                      113,643.06         16.18           239,484.11         12.35
                                    ----------                      -------------

Net Income                           95,579.88         13.61           358,613.99         18.49
                                    ==========                       ============

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Unaudited                                                                 Page 2